UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported): July 16, 2018

HealthLynked Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	47-1634127
(State of Incorporation)	(I.R.S. Employer Identification No.)

1726 Medical Blvd., Suite 101, Naples, Florida	34110
(Address of Principal Executive Offices)	(ZIP Code)

(239) 513-1992

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

This Amendment No. 1 on Form 8-K/A is an amendment to the Current Report on Form 8-K of HealthLynked Corp. (the “Corporation”) filed with the U.S. Securities and Exchange Commission on July 19, 2018. This Current Report is being filed to furnish the disclosure schedules (the “Disclosure Schedules”) and the lock-up agreements (the “Lock-Up Agreements”) as required by the Securities Purchase Agreement.

Item 1.01	Entry into a Material Definitive Agreement

The Corporation entered into a Securities Purchase Agreement, dated as of July 16, 2018 (the “Securities Purchase Agreement”) with certain accredited investors (the “Investors”). The Corporation also entered into a Registration Rights Agreement with the Investors dated as of July 16, 2018 (the “Registration Rights Agreement”). The Corporation and the Investors consummated the transactions contemplated by the Securities Purchase Agreement on July 17, 2018. This Amendment No. 1 on Form 8-K/A is being filed to furnish the Disclosure Schedules and Lock-Up Agreements.

In connection with the consummation of the transactions contemplated by the Securities Purchase Agreement, and as an inducement to the Investors to enter into the same, the Corporation’s Chief Executive Officer and Chief Financial Officer, Dr. Michael Dent and Mr. George O’Leary, respectively, entered into the Lock-Up Agreements with the Corporation; all capitalized terms used and not defined herein are used as defined in the Lock-Up Agreements. Pursuant to the Lock-Up Agreements, Dr. Dent and Mr. O’Leary are prohibited from, among other things, selling, offering to sell, contracting or agreeing to sell, hypothecate, pledge, grant any option to purchase, make any short sale or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of the Corporation’s common stock or Common Stock Equivalents (as defined in the Securities Purchase Agreement). The Lock-Up Agreements are effective until ninety (90) calendar days after the earlier of the date that (i) such time one or more Registration Statement(s) (as defined in the Registration Rights Agreement) covering the resale of all Registrable Securities (as defined in the Registration Rights Agreement) has been effective and available for the re-sale of all such Registrable Securities and (ii) such time as all of the Registrable Securities may be sold without restriction or limitation pursuant to Rule 144.

The foregoing description of the Disclosure Schedules and the Lock-Up Agreements are not complete and are qualified in their entirety by reference to the full text of the Disclosure Schedules and a Form of Lock-Up Agreement, copies of which are filed as Exhibits to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Disclosure Schedules to the Securities Purchase Agreement, dated July 16, 2018, by and among the Corporation and the Investors

1.2	Form of Lock-Up Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthLynked Corp.

Dated: August 16, 2018	By:	/s/ George O’Leary
George O’Leary
Chief Financial Officer

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